UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2016 (June 28, 2016)

Inventergy Global, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26399	62-1482176
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 E. Hamilton Avenue #180 Campbell, CA	95008
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 389-3510

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

 Amendment of the 2014 Stock Plan

On June 28, 2016, at the Inventergy Global, Inc. (the “Company”) 2016 Annual Meeting of Stockholders (the “Annual Meeting”), the Company’s stockholders approved Amendment No. 3 to the Inventergy Global, Inc. 2014 Stock Plan (“Amendment No. 3”), to increase the number of authorized shares of common stock available for issuance thereunder by 250,000 shares (from 530,545 shares to 780,545 shares). Amendment No. 3 had been previously approved by the board of directors of the Company, subject to stockholder approval.

Amendment No. 3 is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The full text of the 2014 Stock Plan was filed as Exhibit 10.12 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and is incorporated herein by reference. In addition, Amendment No. 1 to the 2014 Stock Plan, which was was filed as Exhibit 10.1 to the Quarterly Report on Form 10-Q for the quarter ended June 30, 2014, and Amendment No. 2 to the 2014 Stock Plan, which was filed as Exhibit 10.1 to the Current Report on Form 8-K dated September 10, 2015, are also incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders approved the five proposals listed below. The final results for the votes regarding each proposal are set forth below. Each of these proposals is described in detail in the Company’s proxy statement, filed with the Securities and Exchange Commission on May 13, 2016.

1.            Elect two Class II directors to the Company’s board of directors to serve until the 2019 Annual Meeting or until their successors are elected and qualified;

	Votes		Broker
Name	For	Withheld	Non-Votes
W. Frank King	1,488,052	22,925	1,988,572
Marshall Phelps, Jr.	1,495,534	15,443	1,988,572

2.            Ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,410,745	16,954	71,850	—

3.            Approve, for purposes of complying with the Nasdaq Listing Rules, the potential issuance of more than 20% of the Company’s issued and outstanding common stock pursuant to the Company’s financing in January 2016.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,483,093	26,408	1,476	1,988,572

4.            Approve an amendment to the Inventergy Global, Inc. 2014 Stock Plan, as amended (the “Plan”), to increase the number of shares authorized for issuance under the Plan by 250,000 shares.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,468,575	41,353	1,049	1,988,572

5.            Approve, on an advisory basis, the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,461,321	36,695	9,961	1,988,572

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Description

10.1	Amendment No. 3 to Inventergy Global, Inc. 2014 Stock Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 29, 2016

INVENTERGY GLOBAL, INC.

By:	/s/ Joseph W. Beyers
Name: Joseph W. Beyers
Title: Chief Executive Officer